DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.  TWO WORLD TRADE CENTER, NEW
                                                YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997

DEAR SHAREHOLDER:

The fiscal year ended October 31, 1997, was marked by mixed performance of the global fixed-income markets. During the first half of the year, interest rates rose in most of the major developed markets, while rates stabilized and then declined during the second half of the period.

MIXED PERFORMANCE IN THE GLOBAL BOND MARKETS

In the United States, fears that the economy might be overheated and warnings by the Federal Reserve Board of higher inflation pushed interest rates up during the first half of the year. In actuality the rate of inflation continued to decline, which, combined with a tapering off of economic growth, caused a sharp reversal in market sentiment. U.S. bonds also benefited from a currency crisis in Asia as investors moved toward safer investments. These developments allowed yields on 3-year Treasuries to decrease by 0.25 percent (25 basis points), closing the fiscal year at 5.62 percent after rising as high as 6.70 percent during the year.

Meanwhile, European bond markets fluctuated within a wide range, partly in sympathy with the U.S. market. These markets were further buffeted by interest-rate increases in the United Kingdom and calls from the Bundesbank for rate increases in Germany. In the end, the prospect of a timely launch of the European Monetary Union in January 1999, and continued fiscal restraint, helped European bond yields drift lower during the second half of the year. German bonds registered a net decline of 41 basis points (0.41 percent), while Italian bond yields fell by 153 basis points (1.53 percent).

A STRONG U.S. DOLLAR

Throughout the fiscal year, developments in the global bond markets were overshadowed by a substantial strengthening of the U.S. dollar. From its low in November 1996 the dollar gained 27 percent against the German mark by August. While the U.S. dollar has since pulled back

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

from these high levels, the U.S. currency still recorded a gain of 13.7 percent against the mark for the fiscal year. The dollar also made significant gains against the Japanese yen during this period, gaining 5.25 percent for the total year after registering a rise of 10.23 percent by April. Overall, the U.S. dollar rose by a substantial 9.3 percent against the world's major currencies.

PERFORMANCE AND PORTFOLIO STRATEGY

For the twelve-month period ended
October 31, 1997, Dean Witter Global
Short-Term Income Fund posted a total
return of 4.88 percent, compared to
returns of 5.02 percent for the Lipper
Short World Multi-Market Funds Average
(Lipper Average), which includes many
funds invested in high-yield,
high-risk emerging markets' debt that,
unlike the Fund, have
below-investment-grade credit ratings,
and 1.26 percent for the Lehman
Brothers Mutual Fund Short World
Multimarket Index (Lehman Index). The
accompanying chart illustrates the
growth of a $10,000 investment in the
Fund from inception (November 1, 1990)
through the fiscal year ended October
31, 1997, versus the performance of a
similar investment in the issues that
comprise the Lehman Index and the
Lipper Average.

Anticipating an extended period of
potentially rising U.S. interest rates
and uncertainty over the European
Monetary Union process, the Fund
switched in early 1997 to a strategy
focused on minimizing risk. This shift
was made just prior to the global bond
markets' sell-off. The Fund's average
maturity was cut back significantly, to
approximately one and one-half years,
in February. Also, the Fund's
substantial overweighting in Italy,
Spain and Portugal was reduced to
approximately index levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Growth of $10,000
($ in Thousands)
Average Annual Total Re-
turns
1 Year                            5 Years  Life of Fund
4.88%(1)                         6.16%(1)      6.00%(1)
2.07%(2)                         6.16%(2)      6.00%(2)
                                     Fund     Lehman(4)   Lipper(5)
November-1990                     $10,000       $10,000     $10,000
October-1991                      $10,749       $10,780     $10,659
October-1992                      $11,154       $11,971     $11,029
October-1993                      $11,680       $12,762     $11,684
October-1994                      $11,756       $13,449     $11,649
October-1995                      $12,728       $15,074     $11,876
October-1996                      $14,339       $16,034     $13,028
October-1997                   $15,038(3)       $16,237     $13,682

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC)(1 year-3%, 5 years-0%, since inception-0%). See the funds's current prospectus for complete details on fees and sales charges.
(3) Closing value assuming a complete redemption on October 31, 1997.
(4) The Lehman Brothers Mutual Fund Short World Multi-Market Index measures the performance of all debt instruments of the United States and 12 Lehman major countries denominated in dollars with maturities of one to five years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Short World Multi-Market Income Funds Average tracks the performance of funds which primarily invest in non U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar weighted average maturity of less than 5 years, as reported by Lipper Analytical Services.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

Additionally, the currency risks of the European positions were effectively hedged away, safeguarding these investments from the impact of the rising dollar. In May the Fund decreased its investments in Australia and New Zealand, as the yields in those markets were deemed no longer attractive, and increased its weightings in the U.S. market. Still maintaining its hedging and asset allocation strategies, the Fund also lengthened its portfolio duration (a measure of sensitivity to interest rates) in May, to about three years, where it remained for the balance of the year. In addition, most of the Fund's currency hedges were removed in August.

These timely moves helped the Fund protect its net asset value during the adverse global market environment of the first part of the year. It also allowed the Fund to participate in the global bond market's rally over the second half of the fiscal year. As of October 31, 1997, approximately 71 percent of the Fund's investments were in North America and 29 percent in Europe.

LOOKING AHEAD

Going forward, the Fund will continue its strategy of global diversification while favoring those markets that exhibit improving inflation outlooks and fiscal discipline. In addition, we will place an emphasis on securities and markets that we believe offer compelling values and low relative risk. We believe this strategy should allow the Fund to achieve its objectives.

We appreciate your support of Dean Witter Global Short-Term Income Fund and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
RESULTS OF SPECIAL MEETING (UNAUDITED)

On May 21, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on four separate matters, the results of which are as follows:

1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

VOTE                                                                                                                 NO. OF SHARES
------------------------------------------------------------------------------------------------------------------  ----------------
For...............................................................................................................         4,740,733
Against...........................................................................................................           123,376
Abstain...........................................................................................................           439,744

2)  ELECTION OF DIRECTORS:

Michael Bozic
For...............     5,031,633
Withheld..........       272,220
Charles A. Fiumefreddo
For...............     5,043,714
Withheld..........       260,139
Edwin J. Garn
For...............     5,035,345
Withheld..........       268,508
John R. Haire
For...............     5,031,756
Withheld..........       272,097
Wayne E. Hedien
For...............     5,036,191
Withheld..........       267,662
Dr. Manuel H. Johnson
For...............     5,037,632
Withheld..........       266,221
Michael E. Nugent
For...............     5,044,747
Withheld..........       259,106
Philip J. Purcell
For...............     5,042,056
Withheld..........       261,797
John L. Schroeder
For...............     5,039,939
Withheld..........       263,914

3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

VOTE                                                                                                                 NO. OF SHARES
------------------------------------------------------------------------------------------------------------------  ----------------
For...............................................................................................................         4,564,397
Against...........................................................................................................           193,164
Abstain...........................................................................................................           546,292

4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

VOTE                                                                                                                 NO. OF SHARES
------------------------------------------------------------------------------------------------------------------  ----------------
For...............................................................................................................         4,873,744
Against...........................................................................................................            70,247
Abstain...........................................................................................................           359,862

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

  PRINCIPAL
  AMOUNT IN                                                                                 COUPON   MATURITY
  THOUSANDS                                                                                  RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (72.3%)
               GREECE (2.3%)
               GOVERNMENT OBLIGATION
GRD   397,000  Republic of Greece+........................................................  11.00%    11/26/99  $ 1,392,427
                                                                                                                -----------
               ITALY (3.1%)
               GOVERNMENT OBLIGATION
ITL  2,950,000 Italy Treasury Bond+.......................................................   9.50     02/01/01    1,937,515
                                                                                                                -----------
               SPAIN (5.3%)
               GOVERNMENT OBLIGATION
ESP   455,000  Spain Treasury Bond........................................................  11.45     08/30/98    3,277,923
                                                                                                                -----------
               UNITED STATES (61.6%)
               BANKS (33.6%)
$       3,000  Bank One Columbus+.........................................................   7.375    12/01/02    3,149,130
        3,000  Bankers Trust NY Corp......................................................   8.125    04/01/02    3,207,030
        2,000  Chase Manhattan Corp.......................................................   7.50     12/01/97    2,002,780
        2,000  Chase Manhattan Corp.......................................................   9.75     11/01/01    2,249,020
        1,020  First Interstate+..........................................................  11.00     03/05/98    1,037,523
        1,910  NationsBank Corp...........................................................   6.625    01/15/98    1,913,744
        5,000  NBD Bank N.A.+.............................................................   6.85     05/11/98    5,032,450
        2,000  Wachovia Corp.+............................................................   7.00     12/15/99    2,039,120
                                                                                                                -----------
                                                                                                                 20,630,797
                                                                                                                -----------
               U.S. GOVERNMENT & AGENCY OBLIGATIONS (28.0%)
       12,745  Federal National Mortgage Assoc............................................   7.00    12/01/11-
                                                                                                      09/01/12   12,911,773
        4,150  U.S. Treasury Note+........................................................   6.125    08/15/07    4,241,425
                                                                                                                -----------
                                                                                                                 17,153,198
                                                                                                                -----------

               TOTAL UNITED STATES............................................................................   37,783,995
                                                                                                                -----------

               TOTAL GOVERNMENT & CORPORATE BONDS
               (IDENTIFIED COST $44,181,093)..................................................................   44,391,860
                                                                                                                -----------

               SHORT-TERM INVESTMENTS (24.0%)
               TIME DEPOSITS (a) (21.2%)
               CANADA (2.0%)
               BANKING - INTERNATIONAL
Ca$      1,705 Chase Manhattan Bank.......................................................   3.375    11/06/97    1,210,594
                                                                                                                -----------

               DENMARK (3.8%)
               BANKING - INTERNATIONAL
DKr    15,234  Unibank....................................................................   3.70     11/07/97    2,320,664
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                 COUPON   MATURITY
  THOUSANDS                                                                                  RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
               GREECE (3.5%)
               BANKING - INTERNATIONAL
GRD   591,800  Bankers Trust..............................................................  13.20%    11/28/97  $ 2,170,626
                                                                                                                -----------

               ITALY (3.2%)
               BANKING - INTERNATIONAL
ITL  3,339,562 Morgan Guaranty Trust Co...................................................   6.65     11/05/97    1,972,990
                                                                                                                -----------

               SWEDEN (3.8%)
               BANKING - INTERNATIONAL
SEK     8,288  Unibank....................................................................   4.15     11/07/97    1,104,551
        9,000  Bank of New York...........................................................   3.75     11/07/97    1,199,441
                                                                                                                -----------

               TOTAL SWEDEN...................................................................................    2,303,992
                                                                                                                -----------

               UNITED STATES (4.9%)
               BANKING - INTERNATIONAL
$       3,000  Bank of America............................................................   5.35     11/03/97    3,000,000
                                                                                                                -----------

               TOTAL TIME DEPOSITS
               (IDENTIFIED COST $12,832,970)..................................................................   12,978,866
                                                                                                                -----------

               GOVERNMENT OBLIGATION (b) (2.8%)
               GERMANY
 DEM    3,000  German Treasury Bill                                                          3.23     01/16/98    1,727,847
               (AMORTIZED COST $1,677,099)................................................
                                                                                                                -----------

               TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $14,510,069)..................................................................   14,706,713
                                                                                                                -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $58,691,162)(C).....................................................................   96.3 %   59,098,573

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.......................................................    3.7      2,279,115
                                                                                                       ------  ------------

NET ASSETS...........................................................................................  100.0 % $ 61,377,688
                                                                                                       ------  ------------
                                                                                                       ------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

---------------------

 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $668,838 and the aggregate gross unrealized depreciation is $261,427, resulting in net unrealized appreciation of $407,411.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1997:

                                        UNREALIZED
 CONTRACTS    IN EXCHANGE   DELIVERY   APPRECIATION
 TO DELIVER       FOR         DATE    (DEPRECIATION)
----------------------------------------------------
DKr 15,244,960 $ 2,336,020  11/07/97     13,686
DEM 5,760,000 $ 3,355,470   01/30/98    (45,658)
                                      --------------
  Net
  unrealized
  depreciation...                      $(31,972)
                                      --------------
                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $58,691,162).............................  $59,098,573
Unrealized appreciation on open forward foreign contracts...       13,686
Foreign currency............................................        4,068
Receivable for:
    Investments sold........................................    1,508,675
    Compensensated forward foreign currency contracts.......    1,110,830
    Interest................................................      870,240
    Capital stock sold......................................       58,260
Prepaid expenses and other assets...........................       29,473
                                                              -----------

     TOTAL ASSETS...........................................   62,693,805
                                                              -----------

LIABILITIES:
Unrealized depreciation on open forward foreign contracts...       45,658
Payable to bank.............................................      137,469
Payable for:
    Compensated forward foreign currency contracts..........      611,044
    Capital stock repurchased...............................      297,465
    Plan of distribution fee................................       39,117
    Investment management fee...............................       28,686
    Dividends to shareholders...............................       23,338
Accrued expenses and other payables.........................      133,340
                                                              -----------

     TOTAL LIABILITIES......................................    1,316,117
                                                              -----------

     NET ASSETS.............................................  $61,377,688
                                                              -----------
                                                              -----------

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $67,956,823
Net unrealized appreciation.................................      370,965
Dividends in excess of net investment income................     (453,928)
Accumulated net realized loss...............................   (6,496,172)
                                                              -----------

     NET ASSETS.............................................  $61,377,688
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
 6,961,037 SHARES OUTSTANDING (500,000,000 SHARES AUTHORIZED
 OF
 $.01 PAR VALUE)............................................
                                                                    $8.82
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

NET INVESTMENT INCOME:

INTEREST INCOME (net of $43,215 foreign withholding tax)....  $ 5,400,162
                                                              -----------

EXPENSES
Plan of distribution fee....................................      530,008
Investment management fee...................................      388,672
Transfer agent fees and expenses............................       80,080
Professional fees...........................................       78,537
Shareholder reports and notices.............................       60,818
Custodian fees..............................................       58,656
Registration fees...........................................       46,155
Directors' fees and expenses................................       16,903
Other.......................................................        7,680
                                                              -----------

     TOTAL EXPENSES.........................................    1,267,509
                                                              -----------

     NET INVESTMENT INCOME..................................    4,132,653
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................   (3,954,138)
    Futures contracts.......................................      270,856
    Foreign exchange transactions...........................    3,669,056
                                                              -----------

     NET LOSS...............................................      (14,226)
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................     (731,226)
    Translation of forward foreign currency contracts, other
      assets and
      liabilities denominated in foreign currencies.........     (208,054)
                                                              -----------

     NET DEPRECIATION.......................................     (939,280)
                                                              -----------

     NET LOSS...............................................     (953,506)
                                                              -----------

NET INCREASE................................................  $ 3,179,147
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1997   OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $  4,132,653       $  6,030,423
Net realized gain (loss)....................................         (14,226)         4,923,619
Net change in unrealized depreciation.......................        (939,280)          (157,589)
                                                              ----------------   ----------------

     NET INCREASE...........................................       3,179,147         10,796,453

Dividends from net investment income........................      (8,518,932)        (5,418,221)
Net decrease from capital stock transactions................     (13,908,008)       (31,691,587)
                                                              ----------------   ----------------

     NET DECREASE...........................................     (19,247,793)       (26,313,355)

NET ASSETS:
Beginning of period.........................................      80,625,481        106,938,836
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $453,928 AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    $3,329,736, RESPECTIVELY)...............................    $ 61,377,688       $ 80,625,481
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund was incorporated in Maryland on August 2, 1990 and commenced operations on November 1, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Directors; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of the daily net assets not exceeding $500 million and 0.50% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,269,740 at October 31, 1997.

The Distributor has informed the Fund that for the year ended October 31, 1997, it received $17,250 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $154,406,212 and $166,741,713, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $63,205,850 and $48,207,977, respectively.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Directors' fees and expenses in the Statement of Operations amounted to $2,081. At October 31, 1997, the Fund had an accrued pension liability of $46,264 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                          FOR THE YEAR                FOR THE YEAR
                                                              ENDED                      ENDED
                                                        OCTOBER 31, 1997            OCTOBER 31, 1996
                                                    -------------------------  --------------------------
                                                      SHARES        AMOUNT       SHARES        AMOUNT
                                                    -----------  ------------  -----------  -------------
Sold..............................................   18,695,388  $166,394,203    9,251,527  $  85,394,562
Reinvestment of dividends.........................      566,141     5,089,726      348,451      3,177,482
                                                    -----------  ------------  -----------  -------------
                                                     19,261,529   171,483,929    9,599,978     88,572,044
Repurchased.......................................  (20,837,578) (185,391,937) (13,089,159)  (120,263,631)
                                                    -----------  ------------  -----------  -------------
Net decrease......................................   (1,576,049) $(13,908,008)  (3,489,181) $ (31,691,587)
                                                    -----------  ------------  -----------  -------------
                                                    -----------  ------------  -----------  -------------

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Fund had an approximate net capital loss carryover of $6,970,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

     AMOUNTS IN THOUSANDS
------------------------------
 2001    2002    2003    2005
------  ------  ------  ------
$  741  $4,853  $1,162  $  214
------  ------  ------  ------
------  ------  ------  ------

As of October 31, 1997, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences primarily attributable to

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

foreign currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $602,615.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into forward written options on interest rate futures and interest rate future contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

At October 31, 1997, the Fund held a concentration of investments in securities of issuers in the banking industry representing 54.8% of the Fund's net assets.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                               FOR THE YEAR ENDED OCTOBER 31
                                     ---------------------------------------------------------------------------------
                                       1997        1996        1995        1994        1993        1992        1991
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................  $    9.44   $    8.89   $   8.73    $   9.23    $   9.41    $   9.77    $   10.00
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Net investment income..............       0.52        0.61       0.54        0.72        0.70        0.82         0.95
Net realized and unrealized gain
 (loss)............................      (0.08)       0.48       0.16       (0.66)      (0.27)      (0.46)       (0.23)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Total from investment operations...       0.44        1.09       0.70        0.06        0.43        0.36         0.72
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Less dividends and distributions
 from:
   Net investment income...........      (1.06)      (0.54)     (0.44)      (0.13)      (0.61)      (0.72)       (0.95)
   Paid-in-capital.................     --          --          (0.10)      (0.43)      --          --          --
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Total dividends and
 distributions.....................      (1.06)      (0.54)     (0.54)      (0.56)      (0.61)      (0.72)       (0.95)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Net asset value, end of period.....  $    8.82   $    9.44   $   8.89    $   8.73    $   9.23    $   9.41    $    9.77
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

TOTAL INVESTMENT RETURN+...........       4.88%      12.66%      8.27%       0.65%       4.72%       3.76%        7.49%

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................       1.79%       1.66%      1.68%       1.63%       1.55%       1.55%        1.61%

Net investment income..............       5.85%       6.57%      6.17%       6.35%       6.97%       8.43%        9.49%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................    $61,378     $80,625    $106,939    $170,117    $305,278    $441,191    $462,263

Portfolio turnover rate............        264%        138%       188%        123%        221%        149%           8%

---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Short-Term Income Fund Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 17, 1997

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Vinh Q. Tran
Vice President

Anne Pickrell
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER GLOBAL SHORT-TERM INCOME FUND


[GRAPHIC]


ANNUAL REPORT
OCTOBER 31, 1997